Commitments and Contingencies (Notes)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments disclosure
Commitments and Contingencies
Non-Environmental Legal Matters
The Company is involved in various legal proceedings in the ordinary course of business and had reserves of $4 and $3 at December 31, 2017 and December 31, 2016, respectively, for all non-environmental legal defense costs incurred and settlement costs that it believes are probable and estimable, all of which are included in “Other current liabilities” in the Consolidated Balance Sheets.
In connection with the bankruptcy cases, in September 2014, the trustees for the Old First Lien Notes and the Old Secured Notes filed an appeal before the U.S. District Court for the Southern District of New York seeking reversal of the Bankruptcy Court’s determinations that the interest rates on First Lien Notes and Second Lien Notes under the Plan was proper and in accordance with United States Bankruptcy Code.  In May 2015, the District Court affirmed the Bankruptcy Court rulings, and the trustees subsequently appealed the District Court decision to the United States Court of Appeals for the Second Circuit.  In October 2017, the Second Circuit reversed the District Court’s determination with respect to the interest rates and remanded the issue to the Bankruptcy Court for further proceedings.  An adverse resolution of this matter could result in an obligation by the Company to make a catch-up payment for past due interest and an increase in the Company’s interest costs going forward.   At this time, the Company is unable to estimate any reasonably possible loss, or range of losses, with regard to this matter.
Purchase Commitments
The Company has signed multi-year agreements with vendors in order to obtain favorable pricing and terms on products that are necessary for the ongoing operation of its business. Under the terms of these agreements, the Company has committed to contractually specified minimums over the contractual periods. A majority of these contractual commitments are related to the off-take agreement with ASM (see Note 7). As of December 31, 2017, future contractual minimums are as follows:

Year	Total
2018	$146
2019	143
2020	110
2021	85
2022	82
2023 and beyond	328
Total minimum payments	894
Less: Amount representing interest	(88)
Present value of minimum payments	$806

Environmental Matters
The Company is involved in certain remediation actions to clean up hazardous wastes as required by federal and state laws. Liabilities for remediation costs at each site are based on the Company’s best estimate of discounted future costs. As of December 31, 2017 and December 31, 2016, the Company had recognized obligations of $12 and $13, respectively, for remediation costs at the Company’s manufacturing facilities and offsite landfills. These amounts are included in “Other long-term liabilities” in the Consolidated Balance Sheets.
Included in these liabilities is $8 related to groundwater treatment at the Company’s Waterford, NY site. In 1988, a consent decree was signed with the State of New York which requires recovery of groundwater at the site to contain migration of specified contaminants in the groundwater. A groundwater pump and treat system and groundwater monitoring program are currently operational to implement the requirements of this consent decree.
Due to the long-term nature of the project and the uncertainty inherent in estimating future costs of implementing this program, this liability was recorded at its net present value, which assumes a 3% discount rate and an estimated time period of 50 years and is included in our total obligations as discussed above. The undiscounted obligations, which are expected to be paid over the estimated period, are approximately $17. Over the next five years the Company expects to make ratable payments totaling approximately $2.